SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 5, 1997
                        (Date of earliest event reported)


                               The DII Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware               0-21374              84-1224426
  (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)        File Number)       Identification No.)


                             6273 Monarch Park Place
                                    Suite 200
                              Niwot, Colorado 80503
              (Address and zip code of principal executive offices)


                                 (303) 652-2221
               Registrant's telephone number, including area code

Item 5.  Other Events.

         On December 5, 1997, The DII Group, Inc. (the "Registrant") issued a press release announcing that its Board of Directors has authorized the repurchase of up to 1,000,000 shares of Common Stock. The purchases will be made from time to time in open market transactions or through privately negotiated transactions at prices that meet the Registrant's pre-determined financial objectives. The Registrant anticipates that such purchases could occur over an extended period of time.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

        99.1            Copy of Press Release dated December 5, 1997.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               The DII Group, Inc.




Date: December 9, 1997                      By:     /s/ Thomas J. Smach
                                               -------------------------------
                                               Name: Thomas J. Smach
                                               Title:   Chief Financial Officer